UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Permian Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive offices, including zip code)

(432) 695-4222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendments to the Third Amended and Restated Credit Agreement

On September 1, 2023, Permian Resources Operating, LLC (“OpCo”), a consolidated subsidiary of Permian Resources Corporation (the “Company”), entered into the Fourth Amendment (the “Fourth Amendment”) and the Fifth Amendment (the “Fifth Amendment”) to the Third Amended and Restated Credit Agreement, each dated as of September 1, 2023, among OpCo, each of the lenders and guarantors from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, the “Credit Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Fourth Amendment, the Fifth Amendment or the Credit Agreement, as the context requires.

The Fourth Amendment, among other things, excludes (i) any Permitted Senior Unsecured Notes (or notes issued for the purpose of refinancing such notes on or prior to the earlier of the closing of the Earthstone Merger and the Earthstone Merger Outside Date) that are assumed as a result of the Earthstone Merger up to an aggregate principal amount of $1.05 billion and (ii) any additional Permitted Senior Unsecured Notes issued on or prior to the earlier of the closing of the Earthstone Merger and the Earthstone Merger Outside Date, up to an aggregate principal amount of $1.00 billion, from the automatic reduction of the Borrowing Base applicable to certain Permitted Senior Unsecured Notes issued or assumed after the Effective Date of the Credit Agreement.

The Fifth Amendment, among other things, waives compliance with certain Credit Agreement restrictive covenants to enable the Earthstone Merger, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 21, 2023, by and among the Company, OpCo, certain other subsidiaries of the Company, Earthstone Energy, Inc. (“Earthstone”) and Earthstone Energy Holdings, LLC. Subject to the consummation of the Earthstone Merger, among other conditions, the Fifth Amendment increases the aggregate elected commitments from $1,500,000,000 to $2,000,000,000.

The amendments effected by the Fifth Amendment are subject to, among other conditions, the closing of the Earthstone Merger, and the Fifth Amendment is subject to termination if the Earthstone Merger has not occurred prior to the Earthstone Merger Outside Date.

The foregoing description of the Fourth Amendment and the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment and the Fifth Amendment, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Supplemental Indentures

On September 5, 2023, OpCo, each of the existing guarantors of OpCo’s senior notes and exchangeable notes, Read & Stevens, Inc., a New Mexico corporation and wholly owned subsidiary of OpCo (the “New Subsidiary Guarantor”), and the applicable trustee under the respective indentures entered into certain supplemental indentures relating to OpCo’s senior notes and exchangeable notes, pursuant to which the New Subsidiary Guarantor has agreed to guarantee the obligations under each of the indentures.

The foregoing description of the supplemental indentures entered into by OpCo, the guarantors, the New Subsidiary Guarantor and the applicable trustee does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, which are attached hereto as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6 and Exhibit 4.7, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Company and Earthstone expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “strive,” “allow,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between the Company and Earthstone pursuant to the Merger Agreement (the “Transaction”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of the Company may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Earthstone may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock or Earthstone’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company and Earthstone to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s and Earthstone’s control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://permianres.com and on the SEC’s website at http://www.sec.gov, and those detailed in Earthstone’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.earthstoneenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that the Company and Earthstone believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company and Earthstone undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication relates to the Transaction between the Company and Earthstone. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, the Company will file with the SEC, a registration statement on Form S-4 (the “Registration Statement”), that will include a joint proxy statement of the Company and Earthstone and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”). The Transaction will be submitted to Permian Resource’s stockholders and Earthstone’s stockholders for their consideration. The Company and Earthstone may also file other documents with the SEC regarding the Transaction. The definitive Joint Proxy Statement/Prospectus will be sent to the stockholders of the Company and Earthstone. This document is not a substitute for the Registration Statement and Joint Proxy Statement/Prospectus that will be filed with the SEC or any other documents that the Company and Earthstone may file with the SEC or send to stockholders of the Company and Earthstone in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND EARTHSTONE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND EARTHSTONE, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and all other documents filed or that will be filed with the SEC by the Company and Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at https://www.permianres.com under the “Investor Relations” tab or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld Street, Suite 1000, Midland, TX 79701, Tel. No. (432) 695-4222. Copies of documents filed with the SEC by Earthstone will be made available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246.

Participants in the Solicitation

The Company, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding the Company’s executive officers and directors is contained in the proxy statement for The Company’s 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing The Company’s website at https://permianres.com. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com.

Investors may obtain additional information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders of the Company and Earthstone, potential investors and other readers should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

4.1	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of September 1, 2023.

4.2	Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of September 1, 2023.

4.3	Second Supplemental Indenture, dated as of September 5, 2023, by and among Read & Stevens, Inc., Permian Resources Operating, LLC (Colgate Energy Partners III, LLC’s successor), the guarantors party thereto and Computershare Trust Company, N.A., as Trustee (7.75% Senior Notes due 2026).

4.4	Second Supplemental Indenture, dated as of September 5, 2023, by and among Read & Stevens, Inc., Permian Resources Operating, LLC (Colgate Energy Partners III, LLC’s successor), the guarantors party thereto and Computershare Trust Company, N.A., as Trustee (5.875% Senior Notes due 2029).

4.5	Third Supplemental Indenture, dated as of September 5, 2023, by and among Read & Stevens, Inc., Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (5.375% Senior Notes due 2026).

4.6	Third Supplemental Indenture, dated as of September 5, 2023, by and among Read & Stevens, Inc., Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (6.875% Senior Notes due 2027).

4.7	Third Supplemental Indenture, dated as of September 5, 2023, by and among Read & Stevens, Inc., Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (3.25% Exchangeable Senior Notes due 2028).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION
Date: September 5, 2023

	By:	/s/ Guy Oliphint
	Name:	Guy Oliphint
	Title:	Executive Vice President and Chief Financial Officer